Note 3 - Stock Offering and Stock Repurchase Program	6 Months Ended
Dec. 31, 2014
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]

Note 3 - Stock Offering and Stock Repurchase Program

A Registration Statement on Form S-1 (File No. 333-137294), as amended, was filed by the Company with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, relating to the offer for sale of up to 2,199,375 shares (subject to increase to 2,529,281 shares) of its common stock at $10.00 per share. The offering closed on January 4, 2007 and 2,529,281 shares were sold for gross proceeds of $25,292,810, including 202,342 shares sold to the Bank’s newly established ESOP. Net proceeds of the offering totaled approximately $24.5 million. Concurrent with the closing of the offering, the MHC received 3,091,344 shares of Company common stock in exchange for the 10,000 shares previously owned. At June 30, 2014, the MHC is the majority stockholder of the Company owning 61.7% of the Company’s outstanding common stock. Prior to January 4, 2007, the MHC owned 100% of the Company’s outstanding 10,000 shares of common stock.

Since the first repurchase program authorized by the Company’s Board of Directors on January 29, 2008, the Company has repurchased 610,188 shares of the Company’s common stock through several repurchase programs. The Company did not repurchase any shares during the six months ended December 31, 2014 or the year ended June 30, 2014.

The Company did not declare or pay any cash dividends during the six months ended December 31, 2014, or the years ended June 30, 2014 and 2013.